J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Prime Money Market Fund

(Class C Shares)

(a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Class C Shares)

(each, a series of JPMorgan Trust II)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated August 18, 2020

to the Prospectus dated July 1, 2020

Effective on or around October 1, 2020, the first three paragraphs of the “How Your Account Works – BUYING FUND SHARES – Class C Shares Conversion Feature” section of the prospectus will be deleted and replaced by the following:

Class C Shares Conversion Feature

Investors who hold shares in accounts where the Distributor is broker of record are no longer eligible to purchase Class C Shares. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor, those Class C Shares will be converted to Morgan Shares on the tenth business day of the month following the transfer. Because the share price of the Morgan Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Morgan Shares; however, the dollar value will be the same.

Beginning October 1, 2020, Class C Shares held in an account for eight calendar years will convert to Morgan Shares. The conversion date will be calculated from the first day of the month of purchase and processed on the tenth business day of the anniversary month. Because the share price of the Morgan Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Morgan Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Morgan Shares of the JPMorgan Liquid Assets Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund. JPMorgan Prime Money Market Fund is not subject to Rule 12b-1 fees on Morgan Shares. You will not be assessed any sales charges, fees or other charges for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. You will not pay any contingent deferred sales charge (CDSC) when you sell Morgan Shares that have converted from Class C Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MMF-C-820